EXHIBIT 23.1
                                                                    ------------


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-99554, 333-39237, 333-66851, 333-85947 and
333-57520.

                                       ARTHUR ANDERSEN LLP

New York, New York
September 17, 2001